                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated December 19, 1997, in the Registration Statement (Form S-1) and related Prospectus of Nanogen, Inc. for the registration of shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

San Diego, California
December 19, 1997